UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2017

CHESAPEAKE ENERGY CORPORATION
(Exact name of Registrant as specified in its Charter)
Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
6100 North Western Avenue, Oklahoma City, Oklahoma		73118
(Address of principal executive offices)		(Zip Code)
(405) 848-8000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 19, 2017, Chesapeake Energy Corporation (the “Company”) entered into a fourth amendment (the “Amendment”) to its senior revolving credit agreement, dated December 15, 2014 (as amended, the “Credit Agreement”) by and among: (i) the Company, as borrower; (ii) MUFG Union Bank N.A., as the administrative agent, a swingline lender and a letter of credit issuer; and (iii) certain other lenders named therein. Among other things, the Amendment removes the requirement that the Company must concurrently prepay, repurchase or redeem or otherwise defease at least an equal amount of other borrowed money indebtedness with a stated maturity prior to December 15, 2019 if it optionally prepays, repurchases or redeems or otherwise defeases other borrowed money indebtedness with a stated maturity after December 15, 2019.

MUFG Union Bank N.A. and Wells Fargo Bank Securities, LLC are joint lead arrangers and joint bookrunners for the Credit Agreement. The lead arrangers and certain of the lenders party to the Credit Agreement, and their respective affiliates, have performed, and may in the future perform, various commercial banking, investment banking and other financial advisory services for the Company and its subsidiaries for which they have received, and will receive, customary fees and expenses.

The above description of the material terms and conditions of the Amendment is a summary only, does not purport to be complete, and is qualified by reference to the full text of the Amendment attached to this Current Report as Exhibit 10.1.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information set forth in Item 1.01 is incorporated herein by reference to this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1
Fourth Amendment to Credit Agreement dated May 19, 2017 among Chesapeake Energy Corporation, as borrower; MUFG Union Bank N.A., as administrative agent, a swingline lender and a letter of credit issuer; and certain other lenders named therein.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ James R. Webb
James R. Webb
Executive Vice President - General Counsel and Corporate Secretary
Date: May 22, 2017

EXHIBIT INDEX

Exhibit No.	Document Description

10.1
Fourth Amendment to Credit Agreement dated May 19, 2017 among Chesapeake Energy Corporation, as borrower; MUFG Union Bank N.A., as administrative agent, a swingline lender and a letter of credit issuer; and certain other lenders named therein.